UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2006

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1776 W. March Lane, Suite 250
Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

(209) 926-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2006, Pac-West Telecomm, Inc. issued a press release announcing preliminary results for the quarter ended June 30, 2006. A copy of the press release and accompanying financial information are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 11, 2006

99.2	Supplemental Financial and Operational Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)
Dated: August 11, 2006

By:/s/ Michael L. Sarina
Michael L. Sarina
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated August 11, 2006

99.2	Supplemental Financial and Operational Data